UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NUVEEN CLOSED END FUNDS

Annual Meeting - Last Chance to Vote May 14, 2012

VOTE NOW BEFORE TIME RUNS OUT

Dear Shareholder:

According to our records, you have not voted on important proposals affecting your fund. Unless sufficient shareholders vote by May 14, 2012, the adjournment date for your fund’s Annual Shareholders Meeting, your fund will not be able to implement these proposals. The Annual Shareholders Meeting will reconvene on May 14, 2012 at 2:30 p.m., Central Time at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606 with respect to matters relating to the fundamental investment policies.

YOUR FUND’S BOARD RECOMMENDS YOU VOTE “FOR” EACH OF THE PROPOSALS.

Please call 866-963-5818 to cast your vote now.

PROPOSALS HAVE THE SUPPORT OF

AN INDEPENDENT, NATIONALLY-RECOGNIZED PROXY ADVISORY FIRM.

Sophisticated institutional investors often look to independent proxy advisory firms for guidance on how to vote their shares. Your fund’s proposals were reviewed and received the support of ISS Governance Services Inc. (ISS), widely recognized as one of the leading independent proxy advisory firms in the nation. Hundreds of major institutional investment firms, mutual funds, and other fiduciaries throughout the country rely upon ISS’ recommendations. ISS recommends that its clients vote “FOR” each of the proposals contained in the proxy.

SHAREHOLDERS ARE URGED TO VOTE NOW

ON THESE IMPORTANT MATTERS REGARDING THEIR FUND

It’s extremely important that you participate in the management of your investment by voting. Please take a few moments to review the information about the proposals in the Proxy Statement previously provided to you, and cast your vote now. You may obtain a copy of the Proxy Statement at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx.

The proposed New Fundamental 80% Policy is intended to give the Fund additional investment flexibility and improve its ability to pursue investment opportunities. If approved, the Fund would no longer be required to invest primarily in insured obligations, which would allow the Fund to invest in a broader universe of municipal obligations; however, the Fund would continue to invest at least 80% of its assets in municipal securities and other related investments that pay interest exempt from federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals. Nuveen Fund Advisors believes the proposed New Fundamental 80% Policy is in the best interests of the Fund and is consistent with the Fund’s investment objective.

The proposed New Fundamental Loan Policy would permit the Fund to make loans to the extent permitted by the securities laws. Among other things, this change is intended to provide the Fund the flexibility to make loans in circumstances where a municipal issuer is in distress, if Nuveen Fund Advisors believes that doing so would both facilitate a timely workout of the issuer’s situation in a manner which benefits the Fund, and be the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

It is important that you call the proxy soliciting agent at 866-963-5818 to speak with one of the representatives who can assist you with the voting process. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. EDT and on Saturday from 12:00 p.m. to 6:00 p.m., EDT. Thank you for your prompt attention to this matter.

NUVEEN CLOSED END FUNDS

Annual Meeting - Last Chance to Vote May 14, 2012

VOTE NOW BEFORE TIME RUNS OUT

Dear Shareholder:

According to our records, you have not voted on important proposals affecting your fund. Unless sufficient shareholders vote by May 14, 2012, the adjournment date for your fund’s Annual Shareholders Meeting, your fund will not be able to implement these proposals. The Annual Shareholders Meeting will reconvene on May 14, 2012 at 2:30 p.m., Central Time at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606 with respect to matters relating to the fundamental investment policies.

YOUR FUND’S BOARD RECOMMENDS YOU VOTE “FOR” EACH OF THE PROPOSALS.

Please call 866-456-7110 to cast your vote now.

PROPOSALS HAVE THE SUPPORT OF

AN INDEPENDENT, NATIONALLY-RECOGNIZED PROXY ADVISORY FIRM.

Sophisticated institutional investors often look to independent proxy advisory firms for guidance on how to vote their shares. Your fund’s proposals were reviewed and received the support of ISS Governance Services Inc. (ISS), widely recognized as one of the leading independent proxy advisory firms in the nation. Hundreds of major institutional investment firms, mutual funds, and other fiduciaries throughout the country rely upon ISS’ recommendations. ISS recommends that its clients vote “FOR” each of the proposals contained in the proxy.

SHAREHOLDERS ARE URGED TO VOTE NOW

ON THESE IMPORTANT MATTERS REGARDING THEIR FUND

It’s extremely important that you participate in the management of your investment by voting. Please take a few moments to review the information about the proposals in the Proxy Statement previously provided to you, and cast your vote now. You may obtain a copy of the Proxy Statement at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx.

The proposed New Fundamental 80% Policy is intended to give the Fund additional investment flexibility and improve its ability to pursue investment opportunities. If approved, the Fund would no longer be required to invest primarily in insured obligations, which would allow the Fund to invest in a broader universe of municipal obligations; however, the Fund would continue to invest at least 80% of its assets in municipal securities and other related investments that pay interest exempt from federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals. Nuveen Fund Advisors believes the proposed New Fundamental 80% Policy is in the best interests of the Fund and is consistent with the Fund’s investment objective.

The proposed New Fundamental Loan Policy would permit the Fund to make loans to the extent permitted by the securities laws. Among other things, this change is intended to provide the Fund the flexibility to make loans in circumstances where a municipal issuer is in distress, if Nuveen Fund Advisors believes that doing so would both facilitate a timely workout of the issuer’s situation in a manner which benefits the Fund, and be the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

It is important that you call the proxy soliciting agent at 866-456-7110 to speak with one of the representatives who can assist you with the voting process. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. EDT and on Saturday from 12:00 p.m. to 6:00 p.m., EDT. Thank you for your prompt attention to this matter.